EXHIBIT 4.5

            FORM OF SUBSCRIPTION AGREEMENTS DATED SEPTEMBER 21, 2005
       BETWEEN THE COMPANY AND EACH OF GLOBAL CHINA ENTERPRISES LIMITED,
        FIVESTAR INTERNATIONAL LIMITED, MART EXPRESS LIMITED, RICH GUSH
         LIMITED, MART BURKIT LIMITED AND SINO CASTLE HOLDINGS LIMITED
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                            SUBSCRIPTION OFFER LETTER



PRIVATE & CONFIDENTIAL

September 21, 2005

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Attention:
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Dear Sirs,

CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION (THE "COMPANY") - PLACING OF 7,500,000 NEW SHARES (THE "SUBSCRIPTION SHARES")
IN THE ISSUED SHARE CAPITAL OF THE COMPANY AT US$0.01 PER SHARE (THE "SUBSCRIPTION PRICE") (THE "SUBSCRIPTION")

1.       INTRODUCTION

         We refer to our conversation, whereby we offered, subject to the terms and conditions set out below, to procure the sale to you 7,500,000 shares at the Subscription Price of US$0.01 per Subscription Share (the "Subscription Shares") for the total subscription of US$75,000.00 and you orally accepted our offer and agreed irrevocably as principal to purchase the Subscription Shares.

         All capitalized terms used, but not otherwise defined herein shall have the meanings set for on Appendix A attached hereto.


2.       CONDITIONS

         Please note that the Subscription is conditional upon that immediately upon signing hereof.


3.       SETTLEMENT DATE

         Settlement is scheduled to take place on or before September 28, 2005 (the "Settlement Date").

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4.       AMOUNT PAYABLE

         The  total  amount  payable  by you for  your  Subscription  Shares  is
         US$75,000.00   (or  the   equivalent   amount  in   Renminbi  or  other
         currencies).


5.       NOT A US PERSON; NOT AN AFFILIATE

         Upon your acceptance hereto, you shall confirm that you are not a US Person and confirm that in relation to your subscription of the Subscription Shares, you or your beneficial owner are not an Affiliate of the Company nor any directors, executive officers, or Beneficial Owners thereof or a member of the Shareholder Group thereof. In addition, you shall declare that your acceptance of our offer of the Subscription Shares is entirely of your own volition and that you are not acting upon the instruction of any such Affiliate. Also, your purchase of the Subscription Shares is not financed directly or indirectly by any such Affiliate.

6.       UNDERTAKINGS

         By your acceptance of our offer, you;

                  (a) agree to make payment of US$75,000.00 in full for all the Subscription Shares by the Settlement Date, and that interest of 2% p.a. above the Hong Kong prime rate will be payable on any late settlement;

                  (b) agree that you have not relied on any information, representation or warranty supplied or made by us or any one on behalf of ourselves or any other party involved in the Subscription and that you have made and will continue to make your own appraisal of the Subscription and the Subscription Shares and the other matters referred to in this letter;

                  (c) agree and acknowledge that we do not make and have not made any warranty, representation or recommendation as to the merits of the Subscription Shares;

                  (d) represent and warrant to us that you or beneficial owner are not US Person(s) or Affiliate(s) of the Company nor any directors, executive officers, or Beneficial Owners thereof or a member of a Shareholder Group thereof;

                  (e) represent and warrant that you had at all material times and still have full power and authority to enter into the contract of the Subscription for your own account or for the account of one or more persons for whom you exercise investment discretion and your oral agreement to do so as recorded herein constitutes your valid and legally binding obligation and is enforceable in accordance with its terms.

         You will, whether before or after completion of the Subscription, continue to provide us information regarding the beneficial owner of the Subscription Shares acquired by you as required by applicable BVI law and US laws for delivery to the relevant regulatory authority or governmental agency.


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         Information  and personal data provided by you to us are connected with the Subscription  and you shall observe any rules,  legal or regulatory
         requirements   including  the   disclosure  of  such  data  to  certain
         regulatory bodies. Also, we may provide such data to any agent, representative and associate, which provide services in connection with the Subscription.

7.       GENERAL

         Any notification to be given by us to you shall be validly given if delivered by hand or sent by facsimile to the address and facsimile numbers set out in the attached Subscription Confirmation and shall be deemed to be given on delivery or (if given by facsimile) on due despatch.

         Your rights and obligations in respect of the Subscription will be incapable of rescission or termination by you. Time is of the essence of the Subscription.

         The Subscription recorded in this letter shall be governed by and construed in accordance with the laws of Hong Kong and we respectively submit to the non-exclusive jurisdiction of the courts of Hong Kong in respect thereof.

         NO AMENDMENT TO THE TERMS AND CONDITIONS OF THIS LETTER CAN BE ACCEPTED TO US.

8.       ACKNOWLEDGMENT

         Please complete and return the attached Subscription Confirmation with the duplicate of this letter to the undersigned at Hong Kong fax no.
         (852) 2851 3660.

Yours faithfully,
For and on behalf of
CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION





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Zhou Li Yang
Executive Director and Chief Financial Officer

Encl.



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                                                                    APPENDIX A

Capitalized terms used, but not otherwise defined in the Subscription Offer Letter shall have the meanings set forth below:

"AFFILIATE"              means a person that directly, or indirectly through one
                         or more intermediaries, controls, or is controlled by, or is under common control with, the Company, a director an executive officer or a Beneficial Owner.

"BENEFICIAL OWNER"       means any person who directly  or   indirectly  is  the
                         beneficial owner of more than five percent of a class of the Company's securities.

"SHAREHOLDER GROUP"      means two or more persons act as a partnership, limited
                         partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company;

"US PERSON"              means:

                           a.  Any natural person resident in the United States;

                           b.  Any  partnership   or  corporation  organized  or
                               incorporated under the laws of the United States;

                           c. Any estate of which any executor or administrator is a U.S. person;

                           d.  Any trust of which any  trustee is a U.S. person;

                           e. Any agency or branch of a foreign entity located in the United States;

                           f. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                           g. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                           h.  Any partnership or corporation if:

                               (i) Organized or incorporated under the laws of any foreign jurisdiction; and

                               (ii) Formed  by a U.S. person principally for the
                                    purpose  of  investing  in  securities   not
                                    registered   under  the   Act, unless it  is
                                    organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.


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                            SUBSCRIPTION CONFIRMATION


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PRIVATE & CONFIDENTIAL
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September 21, 2005


To       :        China Pharmaceuticals International Corporation
                  Unit 3611, West Tower
                  Shun Tak Centre
                  Central, Hong Kong

Attn     :        Mr. Zhou Li Yang
                  Executive Director
                  (Fax No: 2851 3660)

Dear Sirs,

CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION (THE "COMPANY") -
PLACING OF 7,500,000 NEW SHARES (THE "PLACING SHARES")
IN THE ISSUED SHARE CAPITAL OF THE COMPANY AT US$0.01 PER SHARE (THE "PLACING PRICE") (THE "PLACING")

We refer to your Subscription Offer Letter dated September 16, 2005 (the "Subscription Offer Letter") in relation to the captioned subject. Terms used in this letter shall have the same meanings as defined in the Subscription Offer Letter, unless the context requires otherwise.

We hereby confirm receipt of the Subscription Offer Letter, and acknowledge and accept all the terms and conditions as set out therein and confirm that these terms and conditions are those of our oral contract to your representative for our/my subscription as principal from the Company of 7,500,000 subscription shares (the "Subscription Shares") at the Subscription Price of US$0.01 per share for the total subscription of US$75,000.00 We undertake to pay the consideration for the Subscription Shares of US$75,000.00 on or before the Settlement Date as set out in the Subscription Offer Letter by a cashier order drawn on a licensed bank in Hong Kong or China.

Further more, we hereby confirm that: -

(1) We undertake to provide to you upon request such other information as may be required to be provided to the Securities and Exchange Commission (the "SEC") and OTCBB;

(2) We are not a US Person(s). We are a private investor whose main business involves the acquisition and disposal, or the holding, of shares and other securities as principal and the subscription of the Subscription Shares by us would not constitute a breach of the relevant laws;


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(3)   We or our  beneficial  owner are not an  Affiliate  of the Company nor any directors, executive officers, or Beneficial Owners thereof or a member of a Shareholder Group thereof;

(4) We are not financed or backed directly or indirectly by the Company, its directors, its Beneficial Owners or its executive officers or any of the Company's Affiliates;

(5) We are not a person who is accustomed to taking instructions from any of the director, executive officers or Beneficial Owners of the Company or any of their Affiliates in relation to the acquisition, disposal, voting or any other disposition of securities in the Company;

(6) We understand that information and personal data provided by us are required in relation to the Subscription and to observe any rules, legal or regulatory requirements including the disclosure of such data to certain regulatory bodies. Moreover, we shall provide such data to any governmental or regulatory bodies (including but not limited to the OTCBB and the SEC);

(7) We undertake to respond promptly, in writing, to questions raised by you relating to the Subscription.

(8) No share of the Company was held by us prior to our entering into the agreement to participate as a subscriber in the Subscription;

(9) In case of a default in payment, you shall reserve the right to charge interest on the net amount overdue calculated on the basis of 2% per month;

(10) The details of the ULTIMATE BENEFICIAL OWNER(S) of the Subscription Shares subscribed through the Placing are as follows: -

      Name                        :
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      Address                     :
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      Identity card #             :
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      Contact                     :
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(11)  We set out below our details for registration of the Subscription Shares:

      Name                                    :
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      Place of Incorporation                  :
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      Company Number/ID Number                :
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      Registered/Residential Address          :
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      Correspondence Address                  :
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We  fully  understand  that our  personal  data set out  above  and any  further personal data relating to ourselves may be submitted to the SEC and OTCBB and hereby confirm that the data is true and accurate.

Yours faithfully,
For and behalf of



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Director


Date:    September 21, 2005












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